Exhibit 99.2

Investor Supplement
First Quarter 2019
The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company’s periodic reports on Forms 10-K, 10-Q and 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”). The results of operations for interim periods should not be considered indicative of results to be expected for the full year.
Non-GAAP Financial Measures
This document contains non-GAAP financial measures to analyze the Company’s operating performance for the periods presented. Because the Company’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. For detailed disclosures on non-GAAP financial measures please refer to the “Definitions of Non-GAAP Financial Measures” on Page 32.
Caution Regarding Forward-Looking Statements
This Investor Supplement may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events, and can be identified by the fact that they relate to future actions, performance or results rather than strictly to historical or current facts.
Any or all forward-looking statements may turn out to be wrong, and, accordingly, readers are cautioned not to place undue reliance on such statements, which speak only as of April 29, 2019, the date this Investor Supplement was included as an exhibit to the Company's Current Report on Form 8-K. Forward-looking statements involve a number of risks and uncertainties that are difficult to predict, and are not guarantees of future performance. Among the general factors that could cause actual results and financial condition to differ materially from estimated results and financial condition are those listed in periodic reports filed by Kemper with the SEC. No assurances can be given that the results and financial condition contemplated in any forward-looking statements will be achieved or will be achieved in any particular timetable. Kemper assumes no obligation to publicly correct or update any forward-looking statements as a result of events or developments subsequent to the date of this Investor Supplement. The reader is advised, however, to consult any further disclosures Kemper makes on related subjects in its filings with the SEC.

Kemper Corporation
Investor Supplement
First Quarter 2019

Kemper Corporation Consolidated Financial Highlights (Dollars in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended
	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
For Period Ended
Earned Premiums	$1,074.8	$1,063.6	$1,052.9	$658.1	$609.8
Net Investment Income	82.7	91.3	92.0	78.4	79.2
Other Income	1.9	2.0	37.8	1.2	1.2
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	64.4	(76.4)	11.0	0.4	0.7
Net Investment Gains	12.5	14.2	1.8	3.8	2.1
Total Revenues	$1,236.3	$1,094.7	$1,195.5	$741.9	$693.0

Net Income	$155.3	$6.5	$92.2	$37.6	$53.8
Income from Continuing Operations	$155.3	$5.0	$92.3	$37.5	$53.6
Adjusted Consolidated Net Operating Income [1]	$98.9	$59.9	$104.5	$36.5	$57.5

Per Unrestricted Common Share Amounts:
Basic:
Net Income	$2.38	$0.10	$1.42	$0.73	$1.03
Income from Continuing Operations	$2.38	$0.08	$1.42	$0.73	$1.03
Adjusted Consolidated Net Operating Income [1]	$1.52	$0.92	$1.61	$0.70	$1.11
Diluted:
Net Income	$2.35	$0.10	$1.40	$0.73	$1.02
Income from Continuing Operations	$2.35	$0.08	$1.40	$0.73	$1.02
Adjusted Consolidated Net Operating Income [1]	$1.50	$0.91	$1.59	$0.70	$1.10

Dividends Paid to Shareholders Per Share	$0.25	$0.24	$0.24	$0.24	$0.24

At Period End
Total Assets	$12,182.2	$11,544.9	$11,772.6	$8,840.5	$8,371.0
Insurance Reserves	$5,437.2	$5,433.6	$5,370.5	$4,603.2	$4,539.4
Debt	$908.5	$909.0	$1,123.7	$951.8	$592.3
Shareholders’ Equity	$3,320.1	$3,050.1	$3,063.8	$2,045.7	$2,063.8
Shareholders’ Equity Excluding Goodwill	$2,208.6	$1,937.7	$1,972.6	$1,722.7	$1,740.8
Common Shares Issued and Outstanding (In Millions)	64.931	64.757	64.738	51.559	51.533
Book Value Per Share[2]	$51.13	$47.10	$47.33	$39.68	$40.05
Book Value Per Share Excluding Goodwill[1,2]	$34.01	$29.92	$30.47	$33.41	$33.78
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities[1,2]	$47.41	$45.40	$45.66	$36.85	$36.35
Debt to Total Capitalization[2]	21.5%	23.0%	26.8%	31.8%	22.3%
Rolling 12 Months Return on 5-point Average Shareholders Equity[2,3]	10.8%	7.7%	9.7%	8.5%	8.5%

[1] Non-GAAP Measure. See page 32 for definition.
[2] See Capital Metrics on page 8 for detail calculations.
[3] Rolling 12 Months Return on 5-point Average Shareholders Equity is calculated by taking the last 12 months of Net Income (Loss) divided by the 5-point average Shareholders’ Equity. The 5-point Average Shareholders’ Equity is calculated by using a 5-point quarter average of Shareholders’ Equity for the 12 month period.

Kemper Corporation Consolidated Statements of Operations (Dollars in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended
	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Revenues:
Earned Premiums	$1,074.8	$1,063.6	$1,052.9	$658.1	$609.8
Net Investment Income	82.7	91.3	92.0	78.4	79.2
Other Income	1.9	2.0	37.8	1.2	1.2
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	64.4	(76.4)	11.0	0.4	0.7
Net Realized Gains on Sales of Investments	16.1	16.4	3.6	3.8	2.6
Other-than-temporary Impairment Losses:
Total Other-than-temporary Impairment Losses	(3.5)	(2.2)	(1.8)	—	(0.5)
Portion of Losses Recognized in Other Comprehensive Income	(0.1)	—	—	—	—
Net Impairment Losses Recognized in Earnings	(3.6)	(2.2)	(1.8)	—	(0.5)
Total Revenues	1,236.3	1,094.7	1,195.5	741.9	693.0
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	765.4	772.8	757.3	499.5	436.9
Insurance Expenses	234.8	273.2	296.0	171.2	160.1
Interest and Other Expenses	41.4	42.6	61.7	25.7	29.0
Total Expenses	1,041.6	1,088.6	1,115.0	696.4	626.0
Income from Continuing Operations before Income Taxes	194.7	6.1	80.5	45.5	67.0
Income Tax Benefit (Expense)	(39.4)	(1.1)	11.8	(8.0)	(13.4)
Income from Continuing Operations	155.3	5.0	92.3	37.5	53.6
Discontinued Operations:
Income (Loss) from Discontinued Operations before Income Taxes	—	2.1	(0.2)	0.1	0.3
Income Tax Benefit (Expense)	—	(0.6)	0.1	—	(0.1)
Income (Loss) from Discontinued Operations	—	1.5	(0.1)	0.1	0.2
Net Income	$155.3	$6.5	$92.2	$37.6	$53.8
Income from Continuing Operations Per Unrestricted Share:
Basic	$2.38	$0.08	$1.42	$0.73	$1.03
Diluted	$2.35	$0.08	$1.40	$0.73	$1.02
Net Income Per Unrestricted Share:
Basic	$2.38	$0.10	$1.42	$0.73	$1.03
Diluted	$2.35	$0.10	$1.40	$0.73	$1.02
Dividends Paid to Shareholders Per Share	$0.25	$0.24	$0.24	$0.24	$0.24
Weighted Average Unrestricted Common Shares Outstanding (in Millions)	64.815	64.748	64.580	51.550	51.503

Kemper Corporation Consolidated Balance Sheets (Dollars in Millions) (Unaudited)

	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Assets:
Investments:
Fixed Maturities at Fair Value	$6,573.1	$6,424.2	$6,108.6	$5,260.3	$5,301.2
Equity Securities at Fair Value	916.9	684.4	815.8	514.9	568.2
Equity Securities at Modified Cost	39.2	41.5	50.9	54.1	59.3
Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings	197.8	187.0	170.0	170.9	168.8
Convertible Securities at Fair Value	33.8	31.5	—	—	—
Short-term Investments at Cost which Approximates Fair Value	350.4	286.1	688.5	169.0	188.8
Other Investments	425.6	414.8	412.8	411.7	413.0
Total Investments	8,536.8	8,069.5	8,246.6	6,580.9	6,699.3
Cash	107.0	75.1	92.8	649.9	115.4
Receivables from Policyholders	1,048.6	1,007.1	1,029.9	407.5	386.0
Other Receivables	254.6	245.4	243.1	189.2	187.9
Deferred Policy Acquisition Costs	499.2	470.0	447.4	388.9	378.0
Goodwill	1,111.5	1,112.4	1,091.2	323.0	323.0
Current Income Tax Assets	19.7	38.9	58.1	0.9	—
Deferred Income Tax Assets	—	—	—	10.6	—
Other Assets	604.8	526.5	563.5	289.6	281.4
Total Assets	$12,182.2	$11,544.9	$11,772.6	$8,840.5	$8,371.0
Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,568.5	$3,558.7	$3,551.4	$3,543.5	$3,534.3
Property and Casualty	1,868.7	1,874.9	1,819.1	1,059.7	1,005.1
Total Insurance Reserves	5,437.2	5,433.6	5,370.5	4,603.2	4,539.4
Unearned Premiums	1,499.5	1,424.3	1,470.9	723.8	690.2
Current Income Tax Liabilities	—	—	—	—	0.2
Deferred Income Tax Liabilities	82.6	26.2	40.4	—	1.1
Liability for Unrecognized Tax Benefits	3.9	4.4	4.5	9.2	8.1
Collateralized Investment Borrowings	187.7	10.0	10.0	10.0	10.0
Long-term Debt, Current and Non-current, at Amortized Cost	908.5	909.0	1,123.7	951.8	592.3
Accrued Expenses and Other Liabilities	742.7	687.3	688.8	496.8	465.9
Total Liabilities	8,862.1	8,494.8	8,708.8	6,794.8	6,307.2
Shareholders’ Equity:
Common Stock	6.5	6.5	6.5	5.2	5.1
Paid-in Capital	1,673.0	1,666.3	1,661.3	681.5	676.9
Retained Earnings	1,489.7	1,355.5	1,365.1	1,289.4	1,264.9
Accumulated Other Comprehensive Income	150.9	21.8	30.9	69.6	116.9
Total Shareholders’ Equity	3,320.1	3,050.1	3,063.8	2,045.7	2,063.8
Total Liabilities and Shareholders’ Equity	$12,182.2	$11,544.9	$11,772.6	$8,840.5	$8,371.0

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2019	Mar 31, 2018
Operating Activities:
Net Income	$155.3	$53.8
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Amortization of Intangible Assets Acquired	8.7	0.3
Equity in Earnings of Equity Method Limited Liability Investments	(3.6)	(7.1)
Distribution of Accumulated Earnings of Equity Method Limited Liability Investments	4.3	1.1
Decrease (Increase) in Value of Equity Securities at Fair Value	(64.4)	(0.7)
Amortization of Investment Securities and Depreciation of Investment Real Estate	1.6	2.3
Net Realized Gains on Sales of Investments	(16.1)	(2.6)
Net Impairment Losses Recognized in Earnings	3.6	0.5
Depreciation of Property and Equipment	3.1	5.0
Increase in Receivables	(56.1)	(14.5)
Increase in Deferred Policy Acquisition Costs	(29.2)	(12.7)
Increase in Insurance Reserves	3.8	2.1
Increase in Unearned Premiums	75.2	36.3
Change in Income Taxes	40.1	18.1
Change in Accrued Expenses and Other Liabilities	(42.4)	(13.5)
Other, Net	5.1	5.6
Net Cash Provided by Operating Activities (Carryforward to page 7)	89.0	74.0

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2019	Mar 31, 2018
Net Cash Provided by Operating Activities (Carryforward from page 6)	89.0	74.0
Investing Activities:
Sales, Paydowns and Maturities of Fixed Maturities	402.6	397.8
Purchases of Fixed Maturities	(368.4)	(408.6)
Sales of Equity Securities	39.6	32.4
Purchases of Equity Securities	(207.6)	(51.1)
Return of Investment of Equity Method Limited Liability Investments	7.1	1.6
Acquisitions of Equity Method Limited Liability Investments	(18.6)	(3.5)
Decrease (Increase) in Short-term Investments	(53.3)	47.2
Improvements of Investment Real Estate	(0.4)	(0.7)
Acquisition of Business, Net of Cash Acquired	—	—
Increase in Other Investments	(10.6)	2.1
Acquisition of Software	(9.3)	(22.1)
Other, Net	(0.8)	2.9
Net Cash Provided (Used) by Investing Activities	(219.7)	(2.0)
Financing Activities:
Dividends and Dividend Equivalents Paid	(16.4)	(12.5)
Proceeds from Collateralized Investment Borrowings	187.7	10.0
Repayment of Collateralized Investment Borrowing	(10.0)	—
Cash Exercise of Stock Options	1.3	0.6
Excess Tax Benefits from Share-based Awards	—	—
Other, Net	—	(0.4)
Net Cash Used by Financing Activities	162.6	(2.3)
Increase (Decrease) in Cash	31.9	69.7
Cash, Beginning of Year	75.1	45.7
Cash, End of Period	$107.0	$115.4

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended
	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Book Value Per Share
Numerator
Shareholders’ Equity	$3,320.1	$3,050.1	$3,063.8	$2,045.7	$2,063.8
Less: Goodwill	(1,111.5)	(1,112.4)	(1,091.2)	(323.0)	(323.0)
Shareholders’ Equity Excluding Goodwill	$2,208.6	$1,937.7	$1,972.6	$1,722.7	$1,740.8
Shareholders’ Equity	$3,320.1	$3,050.1	$3,063.8	$2,045.7	$2,063.8
Less: Net Unrealized Gains on Fixed Maturities	(241.9)	(110.4)	(107.6)	(145.6)	(190.5)
Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities	$3,078.2	$2,939.7	$2,956.2	$1,900.1	$1,873.3
Denominator
Common Shares Issued and Outstanding	64.931	64.757	64.738	51.559	51.533
Book Value Per Share	$51.13	$47.10	$47.33	$39.68	$40.05
Book Value Per Share Excluding Goodwill	$34.01	$29.92	$30.47	$33.41	$33.78
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities	$47.41	$45.40	$45.66	$36.85	$36.35
Return on Shareholders’ Equity
Numerator
Rolling 12 Months Net Income	$291.6	$190.1	$220.5	$176.0	$175.0
Denominator (5-point Average)
5-point Average Shareholders’ Equity	$2,708.7	$2,467.8	$2,274.3	$2,068.2	$2,055.8
Rolling 12 Months Return on Average Shareholders' Equity (5-point Average)	10.8%	7.7%	9.7%	8.5%	8.5%
Return on Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities
Denominator (5-point Average)
5-point Average Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities	$2,549.5	$2,299.9	$2,081.0	$1,850.2	$1,827.3
Rolling 12 Months Return on Average Shareholders' Equity Excluding Net Unrealized Gains on Fixed Maturities (5-point Average)	11.4%	8.3%	10.6%	9.5%	9.6%
Debt and Total Capitalization
Debt	$908.5	$909.0	$1,123.7	$951.8	$592.3
Shareholders’ Equity	3,320.1	3,050.1	3,063.8	2,045.7	2,063.8
Total Capitalization	$4,228.6	$3,959.1	$4,187.5	$2,997.5	$2,656.1
Ratio of Debt to Shareholders’ Equity	27.4%	29.8%	36.7%	46.5%	28.7%
Ratio of Debt to Total Capitalization	21.5%	23.0%	26.8%	31.8%	22.3%
Parent Company Liquidity
Kemper Holding Company Cash and Investments	$118.6	$100.6	$91.3	$708.6	$184.4
Borrowings Available Under Credit Agreement	300.0	300.0	300.0	300.0	225.0
Parent Company Liquidity	$418.6	$400.6	$391.3	$1,008.6	$409.4
Capital Returned to Shareholders
Cash Dividends Paid	16.2	15.6	15.6	12.4	12.5

Kemper Corporation Debt Outstanding and Ratings (Dollars in Millions) (Unaudited)

	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Kemper Corporation:
Term Loan due June 29, 2020	$34.9	$34.9	$249.4	$249.4	$—
Senior Notes at Amortized Cost:
5.0% Infinity Notes due September 19, 2022	281.0	281.5	281.7	—	—
4.35% Senior Notes due February 15, 2025	448.4	448.4	448.4	448.2	448.1
7.375% Subordinated Debentures due February 27, 2054 at Amortized Cost	144.2	144.2	144.2	144.2	144.2
Debt Outstanding	$908.5	$909.0	$1,123.7	$841.8	$592.3

Federal Home Loan Bank Advances to Insurance Subsidiaries:
Reported as Collateralized Investment Borrowings:
Federal Home Loan Bank of Chicago	$187.7	$10.0	$10.0	$10.0	$10.0
Reported as Debt Outstanding:
Federal Home Loan Bank of Dallas	$—	$—	$—	$55.0	$—
Federal Home Loan Bank of Chicago	—	—	—	55.0	—

	A.M. Best	Moody’s	S&P	Fitch
As of Date of Financial Supplement
Kemper Debt Ratings:
Senior Notes Payable	bbb-	Baa3	BBB-	BBB-
Subordinated Debentures	bb+	Ba1	BB	BB
Insurance Company Financial Strength Ratings:
Trinity Universal Insurance Company	A-	A3	A-	A-
United Insurance Company of America	A-	A3	A-	A-
Reserve National Insurance Company	A-	NR	NR	NR
Infinity Insurance Company	A-	A3	A-	NR

NR - Not Rated

Kemper Corporation Segment Revenues (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Revenues:
Preferred Property & Casualty Insurance:
Earned Premiums:
Preferred Automobile	$115.4	$115.2	$111.4	$108.7	$104.9
Homeowners	60.3	63.6	62.5	62.2	61.8
Other Personal	9.9	10.0	10.1	10.2	10.1
Total Preferred Property & Casualty Insurance Earned Premium	185.6	188.8	184.0	181.1	176.8
Net Investment Income	8.3	14.0	20.1	14.0	13.7
Total Preferred Property & Casualty Insurance Revenues	193.9	202.8	204.1	195.1	190.5
Specialty Property & Casualty Insurance:
Earned Premiums:
Specialty Automobile	669.6	660.5	655.3	307.5	266.2
Commercial Automobile	59.7	57.3	55.9	12.5	12.2
Total Specialty Property & Casualty Insurance Earned Premium	729.3	717.8	711.2	320.0	278.4
Net Investment Income	21.5	22.6	20.7	10.2	9.9
Other Income	0.8	0.8	0.9	0.4	0.3
Total Specialty Property & Casualty Insurance Revenues	751.6	741.2	732.8	330.6	288.6
Life & Health Insurance:
Earned Premiums:
Life	95.8	94.1	95.2	95.4	93.7
Accident and Health	46.9	45.5	44.9	43.8	43.3
Property	17.2	17.4	17.6	17.8	17.6
Total Life & Health Insurance Earned Premiums	159.9	157.0	157.7	157.0	154.6
Net Investment Income	51.7	51.7	51.0	54.5	53.7
Other Income	1.1	1.1	1.2	0.9	0.8
Total Life & Health Insurance Revenues	212.7	209.8	209.9	212.4	209.1
Total Segment Revenues	1,158.2	1,153.8	1,146.8	738.1	688.2
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	64.4	(76.4)	11.0	0.4	0.7
Net Realized Gains on Sales of Investments	16.1	16.4	3.6	3.8	2.6
Net Impairment Losses Recognized in Earnings	(3.6)	(2.2)	(1.8)	—	(0.5)
Other	1.2	3.1	35.9	(0.4)	2.0
Total Revenues	$1,236.3	$1,094.7	$1,195.5	$741.9	$693.0

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Segment Operating Profit (Loss):
Preferred Property & Casualty Insurance	$3.3	$6.6	$14.1	$(8.7)	$16.6
Specialty Property & Casualty Insurance	99.4	61.5	26.9	28.2	29.0
Life & Health Insurance	29.3	18.3	33.5	33.8	30.3
Total Segment Operating Profit (Loss)	132.0	86.4	74.5	53.3	75.9
Corporate and Other Operating Loss	(8.6)	(11.4)	21.4	(8.4)	(5.5)
Total Operating Profit (Loss)	123.4	75.0	95.9	44.9	70.4
Income (Loss) From:
Change in Fair Value of Equity and Convertible Securities	64.4	(76.4)	11.0	0.4	0.7
Net Realized Gains on Sales of Investments	16.1	16.4	3.6	3.8	2.6
Net Impairment Losses Recognized in Earnings	(3.6)	(2.2)	(1.8)	—	(0.5)
Acquisition Related Transaction Integration and Other Costs	(5.6)	(6.7)	(28.2)	(3.6)	(6.2)
Income from Continuing Operations before Income Taxes	$194.7	$6.1	$80.5	$45.5	$67.0
Segment Net Operating Income (Loss):
Preferred Property & Casualty Insurance	$2.8	$6.0	$12.2	$(6.0)	$13.5
Specialty Property & Casualty Insurance	79.6	48.5	21.5	22.4	23.4
Life & Health Insurance	23.1	13.6	27.1	26.7	24.1
Total Segment Net Operating Income (Loss)	105.5	68.1	60.8	43.1	61.0
Corporate and Other Net Operating Income (Loss) From:
Effects of Tax Law Changes	—	0.4	26.0	—	—
Partial Satisfaction of Legal Judgment	—	—	28.2	—	—
Other	(6.6)	(8.6)	(10.5)	(6.6)	(3.5)
Corporate and Other Net Operating Income (Loss)	(6.6)	(8.2)	43.7	(6.6)	(3.5)
Adjusted Consolidated Net Operating Income (Loss)	98.9	59.9	104.5	36.5	57.5
Net Income (Loss) From:
Change in Fair Value of Equity and Convertible Securities	50.9	(60.4)	8.7	0.3	0.6
Net Realized Gains on Sales of Investments	12.7	13.0	2.8	3.0	2.1
Net Impairment Losses Recognized in Earnings	(2.8)	(1.8)	(1.4)	—	(0.4)
Acquisition Related Transaction, Integration and Other Costs	(4.4)	(5.7)	(22.3)	(2.3)	(6.2)
Income from Continuing Operations	$155.3	$5.0	$92.3	$37.5	$53.6

Kemper Corporation Catastrophe Frequency and Severity (Dollars in Millions) (Unaudited)

Three Months Ended March 31, 2019
	Preferred Property & Casualty Insurance Segment		Specialty Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	9	$4.3	6	$0.6	4	$0.3	9	$4.7
$5 - $10	—	—	—	—	—	—	—	—
$10 - $15	1	12.3	—	—	—	—	1	12.8
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	10	$16.6	6	$0.6	4	$0.3	10	$17.5

Three Months Ended March 31, 2018
	Preferred Property & Casualty Insurance Segment		Specialty Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	7	$7.3	$4	$0.2	5	$0.2	7	$7.7
$5 - $10	—	—	—	—	—	—	—	—
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	7	$7.3	4	$0.2	5	$0.2	7	$7.7

Kemper Corporation Preferred Property & Casualty Insurance Segment Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Results of Operations
Net Premiums Written	$179.6	$184.7	$195.6	$198.0	$170.5

Earned Premiums:
Preferred P&C:
Earned Premiums	$185.6	$188.8	$184.0	$181.1	$176.8
Net Investment Income	8.3	14.0	20.1	14.0	13.7
Total Revenues	193.9	202.8	204.1	195.1	190.5
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	120.8	120.8	116.6	107.8	114.2
Catastrophe Losses and LAE	16.6	21.4	18.3	40.3	7.3
Prior Years:
Non-catastrophe Losses and LAE	(5.1)	(3.0)	(1.9)	0.6	4.2
Catastrophe Losses and LAE	1.0	(0.8)	(0.2)	(1.8)	(5.4)
Total Incurred Losses and LAE	133.3	138.4	132.8	146.9	120.3
Insurance Expenses	57.3	57.8	57.2	56.9	53.6
Operating Profit (Loss)	3.3	6.6	14.1	(8.7)	16.6
Income Tax Benefit (Expense)	(0.5)	(0.6)	(1.9)	2.7	(3.1)
Segment Net Operating Income (Loss)	$2.8	$6.0	$12.2	$(6.0)	$13.5
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	65.1%	64.0%	63.4%	59.5%	64.6%
Current Year Catastrophe Losses and LAE Ratio	8.9	11.3	9.9	22.3	4.1
Prior Years Non-catastrophe Losses and LAE Ratio	(2.7)	(1.6)	(1.0)	0.3	2.4
Prior Years Catastrophe Losses and LAE Ratio	0.5	(0.4)	(0.1)	(1.0)	(3.1)
Total Incurred Loss and LAE Ratio	71.8	73.3	72.2	81.1	68.0
Insurance Expense Ratio	30.9	30.6	31.1	31.4	30.3
Combined Ratio	102.7%	103.9%	103.3%	112.5%	98.3%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	65.1%	64.0%	63.4%	59.5%	64.6%
Insurance Expense Ratio	30.9	30.6	31.1	31.4	30.3
Underlying Combined Ratio	96.0%	94.6%	94.5%	90.9%	94.9%
Non-GAAP Measure Reconciliation
Combined Ratio as Reported	102.7%	103.9%	103.3%	112.5%	98.3%
Less:
Current Year Catastrophe Losses and LAE Ratio	8.9	11.3	9.9	22.3	4.1
Prior Years Non-catastrophe Losses and LAE Ratio	(2.7)	(1.6)	(1.0)	0.3	2.4
Prior Years Catastrophe Losses and LAE Ratio	0.5	(0.4)	(0.1)	(1.0)	(3.1)
Underlying Combined Ratio	96.0%	94.6%	94.5%	90.9%	94.9%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Preferred Property & Casualty Insurance Segment Results of Operations and Selected Financial Information (continued) (Dollars in Millions) (Unaudited)

	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Insurance Reserves:
Preferred Automobile	$268.0	$270.0	$272.3	$276.3	$278.8
Homeowners	133.5	147.9	139.4	137.2	124.6
Other Personal	34.3	35.0	32.6	34.8	35.3
Insurance Reserves	$435.8	$452.9	$444.3	$448.3	$438.7
Insurance Reserves:
Loss Reserves:
Case	$290.2	$312.5	$304.4	$307.7	$313.6
Incurred but Not Reported	113.0	110.0	109.0	109.6	95.5
Total Loss Reserves	403.2	422.5	413.4	417.3	409.1
LAE Reserves	32.6	30.4	30.9	31.0	29.6
Insurance Reserves	$435.8	$452.9	$444.3	$448.3	$438.7

Kemper Corporation Preferred Property & Casualty Insurance Segment Preferred Personal Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Results of Operations
Net Premiums Written	$116.5	$115.7	$119.3	$120.9	$106.2

Earned Premiums	$115.4	$115.2	$111.4	$108.7	$104.9
Net Investment Income	3.9	6.5	9.3	6.5	6.3
Total Revenues	119.3	121.7	120.7	115.2	111.2
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	80.2	85.6	74.9	74.7	73.6
Catastrophe Losses and LAE	2.5	0.4	2.3	3.9	0.6
Prior Years:
Non-catastrophe Losses and LAE	(1.2)	(2.2)	(2.6)	(1.4)	0.5
Catastrophe Losses and LAE	(0.1)	—	—	(0.1)	—
Total Incurred Losses and LAE	81.4	83.8	74.6	77.1	74.7
Insurance Expenses	35.0	34.9	34.0	32.1	31.7
Operating Profit (Loss)	2.9	3.0	12.1	6.0	4.8
Income Tax Benefit (Expense)	(0.5)	(0.3)	(2.0)	(1.0)	(0.8)
Total Product Line Net Operating Income (Loss)	$2.4	$2.7	$10.1	$5.0	$4.0
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	69.4%	74.3%	67.2%	68.7%	70.1%
Current Year Catastrophe Losses and LAE Ratio	2.2	0.3	2.1	3.6	0.6
Prior Years Non-catastrophe Losses and LAE Ratio	(1.0)	(1.9)	(2.3)	(1.3)	0.5
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	—	—	(0.1)	—
Total Incurred Loss and LAE Ratio	70.5	72.7	67.0	70.9	71.2
Insurance Expense Ratio	30.3	30.3	30.5	29.5	30.2
Combined Ratio	100.8%	103.0%	97.5%	100.4%	101.4%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	69.4%	74.3%	67.2%	68.7%	70.1%
Insurance Expense Ratio	30.3	30.3	30.5	29.5	30.2
Underlying Combined Ratio	99.7%	104.6%	97.7%	98.2%	100.3%
Non-GAAP Measure Reconciliation
Combined Ratio	100.8%	103.0%	97.5%	100.4%	101.4%
Less:
Current Year Catastrophe Losses and LAE Ratio	2.2	0.3	2.1	3.6	0.6
Prior Years Non-catastrophe Losses and LAE Ratio	(1.0)	(1.9)	(2.3)	(1.3)	0.5
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	—	—	(0.1)	—
Underlying Combined Ratio	99.7%	104.6%	97.7%	98.2%	100.3%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Preferred Property & Casualty Insurance Segment Homeowners and Other Personal Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Results of Operations
Net Premiums Written	$63.1	$69.0	$76.3	$77.1	$64.3

Earned Premiums	$70.2	$73.6	$72.6	$72.4	$71.9
Net Investment Income	4.4	7.5	10.8	7.5	7.4
Total Revenues	74.6	81.1	83.4	79.9	79.3
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	40.6	35.2	41.7	33.1	40.6
Catastrophe Losses and LAE	14.1	21.0	16.0	36.4	6.7
Prior Years:
Non-catastrophe Losses and LAE	(3.9)	(0.8)	0.7	2.0	3.7
Catastrophe Losses and LAE	1.1	(0.8)	(0.2)	(1.7)	(5.4)
Total Incurred Losses and LAE	51.9	54.6	58.2	69.8	45.6
Insurance Expenses	22.3	22.9	23.2	24.8	21.9
Operating Profit (Loss)	0.4	3.6	2.0	(14.7)	11.8
Income Tax Benefit (Expense)	—	(0.3)	0.1	3.7	(2.3)
Total Product Line Net Operating Income (Loss)	$0.4	$3.3	$2.1	$(11.0)	$9.5
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	57.8%	47.9%	57.5%	45.6%	56.5%
Current Year Catastrophe Losses and LAE Ratio	20.1	28.5	22.0	50.3	9.3
Prior Years Non-catastrophe Losses and LAE Ratio	(5.6)	(1.1)	1.0	2.8	5.1
Prior Years Catastrophe Losses and LAE Ratio	1.6	(1.1)	(0.3)	(2.3)	(7.5)
Total Incurred Loss and LAE Ratio	73.9	74.2	80.2	96.4	63.4
Insurance Expense Ratio	31.8	31.1	32.0	34.3	30.5
Combined Ratio	105.7%	105.3%	112.2%	130.7%	93.9%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	57.8%	47.9%	57.5%	45.6%	56.5%
Insurance Expense Ratio	31.8	31.1	32.0	34.3	30.5
Underlying Combined Ratio	89.6%	79.0%	89.5%	79.9%	87.0%
Non-GAAP Measure Reconciliation
Combined Ratio	105.7%	105.3%	112.2%	130.7%	93.9%
Less:
Current Year Catastrophe Losses and LAE Ratio	20.1	28.5	22.0	50.3	9.3
Prior Years Non-catastrophe Losses and LAE Ratio	(5.6)	(1.1)	1.0	2.8	5.1
Prior Years Catastrophe Losses and LAE Ratio	1.6	(1.1)	(0.3)	(2.3)	(7.5)
Underlying Combined Ratio	89.6%	79.0%	89.5%	79.9%	87.0%

[1]Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Preferred Property & Casualty Insurance Segment Homeowners Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Results of Operations
Net Premiums Written	$54.1	$59.6	$66.0	$66.6	$55.1

Earned Premiums	$60.3	$63.6	$62.5	$62.2	$61.8
Net Investment Income	3.8	6.7	9.3	6.5	6.3
Total Revenues	64.1	70.3	71.8	68.7	68.1
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	35.8	30.7	36.8	28.8	35.2
Catastrophe Losses and LAE	13.8	16.8	16.0	35.9	6.5
Prior Years:
Non-catastrophe Losses and LAE	(1.1)	0.3	1.8	2.7	5.6
Catastrophe Losses and LAE	1.0	(0.7)	(0.1)	(1.3)	(5.1)
Total Incurred Losses and LAE	49.5	47.1	54.5	66.1	42.2
Insurance Expenses	19.6	20.0	20.5	21.9	19.2
Operating Profit (Loss)	(5.0)	3.2	(3.2)	(19.3)	6.7
Income Tax Benefit (Expense)	1.1	(0.3)	1.4	4.4	(1.3)
Total Product Line Net Operating Income (Loss)	$(3.9)	$2.9	$(1.8)	$(14.9)	$5.4
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	59.3%	48.3%	58.9%	46.4%	57.0%
Current Year Catastrophe Losses and LAE Ratio	22.9	26.4	25.6	57.7	10.5
Prior Years Non-catastrophe Losses and LAE Ratio	(1.8)	0.5	2.9	4.3	9.1
Prior Years Catastrophe Losses and LAE Ratio	1.7	(1.1)	(0.2)	(2.1)	(8.3)
Total Incurred Loss and LAE Ratio	82.1	74.1	87.2	106.3	68.3
Insurance Expense Ratio	32.5	31.4	32.8	35.2	31.1
Combined Ratio	114.6%	105.5%	120.0%	141.5%	99.4%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	59.3%	48.3%	58.9%	46.4%	57.0%
Insurance Expense Ratio	32.5	31.4	32.8	35.2	31.1
Underlying Combined Ratio	91.8%	79.7%	91.7%	81.6%	88.1%
Non-GAAP Measure Reconciliation
Combined Ratio	114.6%	105.5%	120.0%	141.5%	99.4%
Less:
Current Year Catastrophe Losses and LAE Ratio	22.9	26.4	25.6	57.7	10.5
Prior Years Non-catastrophe Losses and LAE Ratio	(1.8)	0.5	2.9	4.3	9.1
Prior Years Catastrophe Losses and LAE Ratio	1.7	(1.1)	(0.2)	(2.1)	(8.3)
Underlying Combined Ratio	91.8%	79.7%	91.7%	81.6%	88.1%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Preferred Property & Casualty Insurance Segment Other Personal Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Results of Operations
Net Premiums Written	$9.0	$9.4	$10.3	$10.5	$9.2

Earned Premiums	$9.9	$10.0	$10.1	$10.2	$10.1
Net Investment Income	0.6	0.8	1.5	1.0	1.1
Total Revenues	10.5	10.8	11.6	11.2	11.2
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	4.8	4.5	4.9	4.3	5.4
Catastrophe Losses and LAE	0.3	4.2	—	0.5	0.2
Prior Years:
Non-catastrophe Losses and LAE	(2.8)	(1.1)	(1.1)	(0.7)	(1.9)
Catastrophe Losses and LAE	0.1	(0.1)	(0.1)	(0.4)	(0.3)
Total Incurred Losses and LAE	2.4	7.5	3.7	3.7	3.4
Insurance Expenses	2.7	2.9	2.7	2.9	2.7
Operating Profit	5.4	0.4	5.2	4.6	5.1
Income Tax Expense	(1.1)	—	(1.3)	(0.7)	(1.0)
Total Product Line Net Operating Income (Loss)	$4.3	$0.4	$3.9	$3.9	$4.1
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	48.5%	45.0%	48.5%	42.2%	53.5%
Current Year Catastrophe Losses and LAE Ratio	3.0	42.0	—	4.9	2.0
Prior Years Non-catastrophe Losses and LAE Ratio	(28.3)	(11.0)	(10.9)	(6.9)	(18.8)
Prior Years Catastrophe Losses and LAE Ratio	1.0	(1.0)	(1.0)	(3.9)	(3.0)
Total Incurred Loss and LAE Ratio	24.2	75.0	36.6	36.3	33.7
Insurance Expense Ratio	27.3	29.0	26.7	28.4	26.7
Combined Ratio	51.5%	104.0%	63.3%	64.7%	60.4%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	48.5%	45.0%	48.5%	42.2%	53.5%
Insurance Expense Ratio	27.3	29.0	26.7	28.4	26.7
Underlying Combined Ratio	75.8%	74.0%	75.2%	70.6%	80.2%
Non-GAAP Measure Reconciliation
Combined Ratio	51.5%	104.0%	63.3%	64.7%	60.4%
Less:
Current Year Catastrophe Losses and LAE Ratio	3.0	42.0	—	4.9	2.0
Prior Years Non-catastrophe Losses and LAE Ratio	(28.3)	(11.0)	(10.9)	(6.9)	(18.8)
Prior Years Catastrophe Losses and LAE Ratio	1.0	(1.0)	(1.0)	(3.9)	(3.0)
Underlying Combined Ratio	75.8%	74.0%	75.2%	70.6%	80.2%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Specialty Property & Casualty Insurance Segment Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Results of Operations
Net Premiums Written	$809.1	$674.7	$735.4	$338.9	$318.4

Earned Premiums	$729.3	$717.8	$711.2	$320.0	$278.4
Net Investment Income	21.5	22.6	20.7	10.2	9.9
Other Income	0.8	0.8	0.9	0.4	0.3
Total Revenues	751.6	741.2	732.8	330.6	288.6
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	544.3	530.3	527.6	247.2	212.3
Catastrophe Losses and LAE	0.6	1.0	1.4	2.1	0.2
Prior Years:
Non-catastrophe Losses and LAE	(18.3)	—	(1.6)	4.1	(0.5)
Catastrophe Losses and LAE	0.2	—	—	—	(0.3)
Total Incurred Losses and LAE	526.8	531.3	527.4	253.4	211.7
Insurance Expenses	124.8	148.0	176.8	49.0	47.9
Other Expenses	0.6	0.4	1.7	—	—
Operating Profit (Loss)	99.4	61.5	26.9	28.2	29.0
Income Tax Benefit (Expense)	(19.8)	(13.0)	(5.4)	(5.8)	(5.6)
Segment Net Operating Income	$79.6	$48.5	$21.5	$22.4	$23.4
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	74.6%	73.9%	74.2%	77.2%	76.2%
Current Year Catastrophe Losses and LAE Ratio	0.1	0.1	0.2	0.7	0.1
Prior Years Non-catastrophe Losses and LAE Ratio	(2.5)	—	(0.2)	1.3	(0.2)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	(0.1)
Total Incurred Loss and LAE Ratio	72.2	74.0	74.2	79.2	76.0
Insurance Expense Ratio	17.1	20.6	24.9	15.3	17.2
Combined Ratio	89.3%	94.6%	99.1%	94.5%	93.2%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	74.6%	73.9%	74.2%	77.2%	76.2%
Insurance Expense Ratio	17.1	20.6	24.9	15.3	17.2
Underlying Combined Ratio	91.7%	94.5%	99.1%	92.5%	93.4%
Non-GAAP Measure Reconciliation
Combined Ratio as Reported	89.3%	94.6%	99.1%	94.5%	93.2%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.1	0.1	0.2	0.7	0.1
Prior Years Non-catastrophe Losses and LAE Ratio	(2.5)	—	(0.2)	1.3	(0.2)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	(0.1)
Underlying Combined Ratio	91.7%	94.5%	99.1%	92.5%	93.4%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Specialty Property & Casualty Insurance Segment Specialty Personal Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Results of Operations
Net Premiums Written	$742.2	$618.5	$679.1	$325.4	$304.9

Earned Premiums	$669.6	$660.5	$655.3	$307.5	$266.2
Net Investment Income	18.4	19.1	17.2	8.8	8.4
Other Income	0.8	0.7	0.9	0.3	0.3
Total Revenues	688.8	680.3	673.4	316.6	274.9
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	498.8	492.0	485.6	237.8	202.8
Catastrophe Losses and LAE	0.5	0.7	1.3	1.7	0.2
Prior Years:
Non-catastrophe Losses and LAE	(14.4)	2.4	(1.1)	4.2	0.2
Catastrophe Losses and LAE	0.1	—	—	—	(0.2)
Total Incurred Losses and LAE	485.0	495.1	485.8	243.7	203.0
Insurance Expenses	114.7	132.5	160.8	46.7	45.2
Other Expenses	0.6	0.4	1.6	—	—
Operating Profit (Loss)	88.5	52.3	25.2	26.2	26.7
Income Tax Benefit (Expense)	(17.8)	(10.9)	(4.8)	(5.4)	(5.2)
Total Product Line Net Operating Income (Loss)	$70.7	$41.4	$20.4	$20.8	$21.5
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	74.5%	74.5%	74.1%	77.3%	76.2%
Current Year Catastrophe Losses and LAE Ratio	0.1	0.1	0.2	0.6	0.1
Prior Years Non-catastrophe Losses and LAE Ratio	(2.2)	0.4	(0.2)	1.4	0.1
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	(0.1)
Total Incurred Loss and LAE Ratio	72.4	75.0	74.1	79.3	76.3
Insurance Expense Ratio	17.1	20.1	24.5	15.2	17.0
Combined Ratio	89.5%	95.1%	98.6%	94.5%	93.3%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	74.5%	74.5%	74.1%	77.3%	76.2%
Insurance Expense Ratio	17.1	20.1	24.5	15.2	17.0
Underlying Combined Ratio	91.6%	94.6%	98.6%	92.5%	93.2%
Non-GAAP Measure Reconciliation
Combined Ratio	89.5%	95.1%	98.6%	94.5%	93.3%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.1	0.1	0.2	0.6	0.1
Prior Years Non-catastrophe Losses and LAE Ratio	(2.2)	0.4	(0.2)	1.4	0.1
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	(0.1)
Underlying Combined Ratio	91.6%	94.6%	98.6%	92.5%	93.2%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Specialty Property & Casualty Insurance Segment Commercial Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Results of Operations
Net Premiums Written	$66.9	$56.2	$56.3	$13.5	$13.5

Earned Premiums	$59.7	$57.3	$55.9	$12.5	$12.2
Net Investment Income	3.1	3.5	3.5	1.4	1.5
Other Income	—	0.1	—	0.1	—
Total Revenues	62.8	60.9	59.4	14.0	13.7
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	45.5	38.3	42.0	9.4	9.5
Catastrophe Losses and LAE	0.1	0.3	0.1	0.4	—
Prior Years:
Non-catastrophe Losses and LAE	(3.9)	(2.4)	(0.5)	(0.1)	(0.7)
Catastrophe Losses and LAE	0.1	—	—	—	(0.1)
Total Incurred Losses and LAE	41.8	36.2	41.6	9.7	8.7
Insurance Expenses	10.1	15.5	16.0	2.3	2.7
Other Expenses	—	—	0.1	—	—
Operating Profit (Loss)	10.9	9.2	1.7	2.0	2.3
Income Tax Benefit (Expense)	(2.0)	(2.1)	(0.6)	(0.4)	(0.4)
Total Product Line Net Operating Income (Loss)	$8.9	$7.1	$1.1	$1.6	$1.9
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	76.1%	66.9%	75.1%	75.2%	77.8%
Current Year Catastrophe Losses and LAE Ratio	0.2	0.5	0.2	3.2	—
Prior Years Non-catastrophe Losses and LAE Ratio	(6.5)	(4.2)	(0.9)	(0.8)	(5.7)
Prior Years Catastrophe Losses and LAE Ratio	0.2	—	—	—	(0.8)
Total Incurred Loss and LAE Ratio	70.0	63.2	74.4	77.6	71.3
Insurance Expense Ratio	16.9	27.1	28.6	18.4	22.1
Combined Ratio	86.9%	90.3%	103.0%	96.0%	93.4%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	76.1%	66.9%	75.1%	75.2%	77.8%
Insurance Expense Ratio	16.9	27.1	28.6	18.4	22.1
Underlying Combined Ratio	93.0%	94.0%	103.7%	93.6%	99.9%
Non-GAAP Measure Reconciliation
Combined Ratio	86.9%	90.3%	103.0%	96.0%	93.4%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.2	0.5	0.2	3.2	—
Prior Years Non-catastrophe Losses and LAE Ratio	(6.5)	(4.2)	(0.9)	(0.8)	(5.7)
Prior Years Catastrophe Losses and LAE Ratio	0.2	—	—	—	(0.8)
Underlying Combined Ratio	93.0%	94.0%	103.7%	93.6%	99.9%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Life & Health Insurance Segment Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Results of Operations
Earned Premiums	$159.9	$157.0	$157.7	$157.0	$154.6
Net Investment Income	51.7	51.7	51.0	54.5	53.7
Other Income	1.1	1.1	1.2	0.9	0.8
Total Revenues	212.7	209.8	209.9	212.4	209.1
Policyholders’ Benefits and Incurred Losses and LAE	105.4	103.1	97.0	99.2	104.9
Insurance Expenses	78.0	88.4	79.4	79.4	73.9
Operating Profit	29.3	18.3	33.5	33.8	30.3
Income Tax Expense	(6.2)	(4.7)	(6.4)	(7.1)	(6.2)
Segment Net Operating Income	$23.1	$13.6	$27.1	$26.7	$24.1

	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Insurance Reserves:
Future Policyholder Benefits	$3,412.9	$3,400.4	$3,389.4	$3,379.8	$3,366.7
Incurred Losses and LAE Reserves:
Life	127.0	130.5	134.3	137.7	142.4
Accident and Health	28.6	27.8	27.7	26.0	25.2
Property	3.6	4.4	4.5	3.8	4.1
Total Incurred Losses and LAE Reserves	159.2	162.7	166.5	167.5	171.7
Insurance Reserves	$3,572.1	$3,563.1	$3,555.9	$3,547.3	$3,538.4

Kemper Corporation Life & Health Insurance Segment Life Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Results of Operations
Earned Premiums	$95.8	$94.1	$95.2	$95.4	$93.7
Net Investment Income	49.9	49.6	48.9	52.4	51.7
Other Income	1.0	1.0	0.9	0.9	0.7
Total Revenues	146.7	144.7	145.0	148.7	146.1
Policyholders’ Benefits and Incurred Losses and LAE	72.8	69.9	66.7	69.4	73.4
Insurance Expenses	49.9	57.3	51.8	51.2	47.4
Operating Profit	24.0	17.5	26.5	28.1	25.3
Income Tax Expense	(5.1)	(5.1)	(4.5)	(6.0)	(5.1)
Total Product Line Operating Income	$18.9	$12.4	$22.0	$22.1	$20.2

Kemper Corporation Life & Health Insurance Segment Accident & Health Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Results of Operations
Earned Premiums	$46.9	$45.5	$44.9	$43.8	$43.3
Net Investment Income	1.5	1.5	1.5	1.6	1.5
Other Income	0.1	0.1	0.3	—	0.1
Total Revenues	48.5	47.1	46.7	45.4	44.9
Policyholders’ Benefits and Incurred Losses and LAE	26.3	26.1	23.5	24.1	25.2
Insurance Expenses	20.8	23.3	19.7	19.7	19.5
Operating Profit (Loss)	1.4	(2.3)	3.5	1.6	0.2
Income Tax Benefit (Expense)	(0.3)	0.8	(1.0)	(0.3)	(0.1)
Total Product Line Net Operating Income (Loss)	$1.1	$(1.5)	$2.5	$1.3	$0.1

Kemper Corporation Life & Health Insurance Segment Property Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Results of Operations
Earned Premiums	$17.2	$17.4	$17.6	$17.8	$17.6
Net Investment Income	0.3	0.6	0.6	0.5	0.5
Total Revenues	17.5	18.0	18.2	18.3	18.1
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	5.1	5.0	5.9	4.5	5.1
Catastrophe Losses and LAE	0.3	2.3	0.4	1.1	0.2
Prior Years:
Non-catastrophe Losses and LAE	0.6	(0.3)	0.6	0.1	0.9
Catastrophe Losses and LAE	0.3	0.1	(0.1)	—	0.1
Total Incurred Losses and LAE	6.3	7.1	6.8	5.7	6.3
Insurance Expenses	7.3	7.8	7.9	8.5	7.0
Operating Profit	3.9	3.1	3.5	4.1	4.8
Income Tax Expense	(0.8)	(0.4)	(0.9)	(0.8)	(1.0)
Total Product Line Net Operating Income	$3.1	$2.7	$2.6	$3.3	$3.8
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	29.7%	28.7%	33.5%	25.2%	29.0%
Current Year Catastrophe Losses and LAE Ratio	1.7	13.2	2.3	6.2	1.1
Prior Years Non-catastrophe Losses and LAE Ratio	3.5	(1.7)	3.4	0.6	5.1
Prior Years Catastrophe Losses and LAE Ratio	1.7	0.6	(0.6)	—	0.6
Total Incurred Loss and LAE Ratio	36.6	40.8	38.6	32.0	35.8
Insurance Expense Ratio	42.4	44.8	44.9	47.8	39.8
Combined Ratio	79.0%	85.6%	83.5%	79.8%	75.6%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	29.7%	28.7%	33.5%	25.2%	29.0%
Insurance Expense Ratio	42.4	44.8	44.9	47.8	39.8
Underlying Combined Ratio	72.1%	73.5%	78.4%	73.0%	68.8%
Non-GAAP Measure Reconciliation
Combined Ratio	79.0%	85.6%	83.5%	79.8%	75.6%
Less:
Current Year Catastrophe Losses and LAE Ratio	1.7	13.2	2.3	6.2	1.1
Prior Years Non-catastrophe Losses and LAE Ratio	3.5	(1.7)	3.4	0.6	5.1
Prior Years Catastrophe Losses and LAE Ratio	1.7	0.6	(0.6)	—	0.6
Underlying Combined Ratio	72.1%	73.5%	78.4%	73.0%	68.8%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Insurance Expenses and Interest and Other Expenses (Dollars in Millions)

	Three Months Ended
	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Insurance Expenses:
Commissions	$174.0	$158.7	$166.6	$123.1	$110.3
General Expenses	62.4	74.4	66.7	42.9	45.7
Taxes, Licenses and Fees	25.2	19.8	22.8	16.1	14.5
Total Costs Incurred	261.6	252.9	256.1	182.1	170.5
Policy Acquisition Costs:
Deferred	(128.8)	(122.8)	(156.1)	(106.1)	(96.5)
Amortized	99.8	99.4	98.2	93.7	85.8
Net Policy Acquisition Costs Deferred	(29.0)	(23.4)	(57.9)	(12.4)	(10.7)
Amortization of VOBA	2.2	43.7	97.8	1.5	0.3
Insurance Expenses	234.8	273.2	296.0	171.2	160.1
Interest and Other Expenses:
Interest Expense	11.5	14.1	13.4	8.0	7.9
Other Expenses:
Loss on Cash Flow Hedge	—	—	(0.2)	—	0.2
Acquisition Related Transaction, Integration and Other Costs	5.6	6.7	28.2	3.6	6.2
Other	24.3	21.8	20.3	14.1	14.7
Other Expenses	29.9	28.5	48.3	17.7	21.1
Interest and Other Expenses	41.4	42.6	61.7	25.7	29.0
Total Expenses	$276.2	$315.8	$357.7	$196.9	$189.1

Kemper Corporation Details of Investment Performance (Dollars in Millions)

	Three Months Ended
	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Net Investment Income
Interest on Fixed Income Securities	$76.4	$71.5	$70.6	$64.4	$62.4
Dividends on Equity Securities Excluding Alternative Investments	2.5	6.6	2.5	2.6	1.9
Alternative Investments:
Equity Method Limited Liability Investments	(3.6)	2.9	(0.4)	1.4	7.1
Limited Liability Investments Included in Equity Securities	2.6	3.6	13.7	5.2	3.9
Total Alternative Investments	(1.0)	6.5	13.3	6.6	11.0
Short-term Investments	1.8	2.7	2.3	1.2	0.8
Real Estate	2.5	2.4	2.4	2.4	2.4
Loans to Policyholders	5.3	6.0	5.5	5.5	5.5
Other	—	0.3	0.2	0.4	—
Total Investment Income	87.5	96.0	96.8	83.1	84.0
Investment Expenses:
Real Estate	2.4	2.2	2.6	2.6	2.3
Other Investment Expenses	2.4	2.5	2.2	2.1	2.5
Total Investment Expenses	4.8	4.7	4.8	4.7	4.8
Net Investment Income	$82.7	$91.3	$92.0	$78.4	$79.2
Net Realized Gains (Losses) on Sales of Investments
Fixed Maturities:
Gains on Sales	$15.1	$14.1	$5.9	$1.2	$4.1
Losses on Sales	(2.6)	(4.6)	(2.5)	(1.9)	(2.1)
Equity Securities:
Gains on Sales	3.6	6.9	0.2	4.6	0.6
Other Investments:
Losses on Sales	—	—	—	(0.1)	—
Net Realized Gains on Sales of Investments	$16.1	$16.4	$3.6	$3.8	$2.6
Net Impairment Losses Recognized in Earnings
Fixed Maturities	$(3.6)	$(1.5)	$(0.2)	$—	$(0.3)
Equity Securities	—	(0.7)	(1.6)	—	(0.2)
Net Impairment Losses Recognized in Earnings	$(3.6)	$(2.2)	$(1.8)	$—	$(0.5)

Kemper Corporation Details of Invested Assets (Dollars in Millions) (Unaudited)

	Mar 31, 2019		Dec 31, 2018		Dec 31, 2017
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
Fixed Maturities Reported at Fair Value:
U.S. Government and Government Agencies and Authorities	$858.4	10.1%	$865.7	10.7%	$556.1	8.2%
States and Political Subdivisions	1,681.9	19.7	1,619.1	20.1	1,701.8	25.0
Foreign Governments	5.2	0.1	5.9	0.1	3.2	—
Corporate Securities:
Bonds and Notes	3,480.1	40.8	3,393.8	42.1	2,980.6	43.8
Redeemable Preferred Stocks	—	—	—	—	0.1	—
Collaterized Loan Obligations	531.5	6.2	524.0	6.5	139.8	2.1
Other Mortgage- and Asset-backed	16.0	0.2	15.7	0.2	1.1	—
Total Fixed Maturities Reported at Fair Value	6,573.1	77.0	6,424.2	79.6	5,382.7	79.1
Equity Securities Reported at Fair Value:
Preferred Stocks	56.8	0.7	54.2	0.7	78.8	1.2
Common Stocks	12.1	0.1	10.9	0.1	24.8	0.4
Other Equity Interests:
Exchange Traded Funds	656.0	7.7	427.3	5.3	219.5	3.2
Limited Liability Companies and Limited Partnerships	192.0	2.2	192.0	2.4	202.9	3.0
Total Equity Securities Reported at Fair Value	916.9	10.7	684.4	8.5	526.0	7.7
Equity Securities Reported at Modified Cost:
Preferred Stocks	9.2	0.1	9.2	0.1	—	—
Common Stocks	11.5	0.1	8.8	0.1	—	—
Limited Liability Companies and Limited Partnerships	18.5	0.2	23.5	0.3	—	—
Total Equity Securities Reported at Modified Cost	39.2	0.4	41.5	0.5	—	—
Convertible Securities at Fair Value	33.8	0.4	31.5	0.4	—	—
Equity Method Limited Liability Investments	197.8	2.3	187.0	2.3	161.0	2.4
Fair Value Option Investments	—	—	—	—	77.5	1.1
Short-term Investments at Cost which Approximates Fair Value	350.4	4.1	286.1	3.5	235.5	3.5
Other Investments:
Loans to Policyholders at Unpaid Principal	301.4	3.5	300.6	3.7	298.6	4.4
Real Estate at Depreciated Cost	113.6	1.3	114.2	1.4	116.8	1.7
Mortgage Loans	10.6	0.1	—	—	—	—
Trading Securities at Fair Value	—	—	—	—	6.7	0.1
Other	—	—	—	—	0.1	—
Total Other Investments	425.6	4.9	414.8	5.1	422.2	6.2
Total Investments	$8,536.8	100.0%	$8,069.5	100.0%	$6,804.9	100.0%

[1] Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.

Kemper Corporation Details of Invested Assets (continued) (Dollars in Millions) (Unaudited)

	Mar 31, 2019		Dec 31, 2018		Dec 31, 2017
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
S&P Equivalent Rating for Fixed Maturities
AAA, AA, A	$4,265.1	64.9%	$4,156.6	64.7%	$3,481.8	64.7%
BBB	1,767.3	26.9	1,752.6	27.3	1,335.2	24.8
BB, B	363.6	5.5	333.7	5.2	357.2	6.6
CCC or Lower	177.1	2.7	181.3	2.8	208.5	3.9
Total Investments in Fixed Maturities	$6,573.1	100.0%	$6,424.2	100.0%	$5,382.7	100.0%
Duration (in Years)
Total Investments in Fixed Maturities	6.6		6.2		6.2

[1] Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.

Kemper Corporation Investment Concentration (Dollars in Millions) (Unaudited)

	Mar 31, 2019		Dec 31, 2018		Dec 31, 2017
Fair Value of Non-governmental Fixed Maturities by Industry	Amount	Percent of Total Investments	Amount	Percent of Total Investments	Amount	Percent of Total Investments
Manufacturing	$1,286.2	15.1%	$1,270.0	15.7%	$1,168.8	17.2%
Finance, Insurance and Real Estate	1,270.3	14.9	1,269.3	15.7	780.2	11.5
Services	554.9	6.5	516.4	6.4	453.3	6.7
Transportation, Communication and Utilities	485.0	5.7	449.0	5.6	353.7	5.2
Retail Trade	163.0	1.9	164.8	2.0	102.6	1.5
Mining	158.9	1.9	158.6	2.0	163.5	2.4
Wholesale Trade	81.6	1.0	78.4	1.0	81.3	1.2
Agriculture, Forestry and Fishing	14.1	0.2	13.7	0.2	14.5	0.2
Other	13.6	0.2	13.3	0.2	3.7	0.1
Total Fair Value of Non-governmental Fixed Maturities	$4,027.6	47.4%	$3,933.5	48.8%	$3,121.6	46.0%

	Mar 31, 2019
Ten Largest Investment Exposures [1]	Fair Value	Percent of Total Investments
Fixed Maturities:
States including their Political Subdivisions:
Texas	$136.3	1.6%
Georgia	93.6	1.1
Michigan	84.8	1.0
Colorado	82.3	1.0
Louisiana	76.3	0.9
California	64.6	0.8
Virginia	64.2	0.8
Equity Securities at Fair Value—Other Equity Interests:
Vanguard Long-Term Corp Bond ETF	95.8	1.1
Vanguard Total Stock Market ETF	77.5	0.9
iShares® Core MSCI Total International Stock ETF	76.2	0.9
Total	$851.6	10.1%

[1]	Excluding Investments in U.S. Government and Government Agencies and Authorities at March 31, 2019.

Kemper Corporation Municipal Bond Securities (Dollars in Millions) (Unaudited)

	Mar 31, 2019
	State General Obligation	Political Subdivision General Obligation	Revenue	Total Fair Value	Percent of Total Muni Bond[1]	Percent of Total Investments[1]
Texas	$31.8	$17.3	$87.2	$136.3	8.1%	1.6%
Georgia	58.8	5.2	29.6	93.6	5.6	1.1
Michigan	38.6	—	46.2	84.8	5.0	1.0
Colorado	—	14.5	67.8	82.3	4.9	1.0
Louisiana	48.7	8.1	19.5	76.3	4.5	0.9
California	13.3	4.2	47.1	64.6	3.8	0.8
Virginia	27.0	19.4	17.8	64.2	3.8	0.8
Washington	14.8	0.3	44.5	59.6	3.5	0.7
New York	6.3	2.7	46.3	55.3	3.3	0.6
Ohio	6.1	—	47.5	53.6	3.2	0.6
Massachusetts	2.6	1.5	44.9	49.0	2.9	0.6
Florida	33.4	—	13.6	47.0	2.8	0.6
Pennsylvania	10.9	2.5	28.3	41.7	2.5	0.5
Utah	5.9	—	35.5	41.4	2.5	0.5
Oregon	37.1	—	3.4	40.5	2.4	0.5
Wisconsin	23.6	7.1	6.4	37.1	2.2	0.4
Indiana	—	1.5	35.3	36.8	2.2	0.4
Minnesota	—	0.4	35.0	35.4	2.1	0.4
South Carolina	22.7	1.9	5.5	30.1	1.8	0.4
Maryland	2.6	20.8	6.4	29.8	1.8	0.3
District Of Columbia	—	4.9	24.5	29.4	1.7	0.3
New Mexico	—	—	29.1	29.1	1.7	0.3
Nevada	20.1	8.0	—	28.1	1.7	0.3
North Carolina	0.9	2.1	24.0	27.0	1.6	0.3
Iowa	—	—	24.7	24.7	1.5	0.3
New Jersey	—	—	24.7	24.7	1.5	0.3
Connecticut	24.2	—	—	24.2	1.4	0.3
Arizona	—	0.8	23.3	24.1	1.4	0.3
Illinois	—	—	24.1	24.1	1.4	0.3
Tennessee	5.0	7.7	10.3	23.0	1.4	0.3
Arkansas	22.5	—	—	22.5	1.3	0.3
Missouri	—	—	21.0	21.0	1.2	0.2
Hawaii	20.5	—	—	20.5	1.2	0.2
Delaware	10.5	—	10.0	20.5	1.2	0.2
Rhode Island	4.7	—	15.8	20.5	1.2	0.2
Alaska	1.9	2.9	15.0	19.8	1.2	0.2
Nebraska	—	7.3	11.9	19.2	1.1	0.2
Mississippi	16.0	—	1.8	17.8	1.1	0.2
Kentucky	—	—	16.4	16.4	1.0	0.2
All Other States	4.4	2.1	79.4	85.9	5.1	1.0
Total	$514.9	$143.2	$1,023.8	$1,681.9	100.0%	19.7%

[1] Sum of percentages for individual lines may not equal total due to rounding.

Kemper Corporation Investments in Limited Liability Companies and Limited Partnerships (Dollars in Millions) (Unaudited)

	Unfunded Commitment	Reported Value
Asset Class	Mar 31, 2019	Mar 31, 2019	Dec 31, 2018
Reported as Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings:
Mezzanine Debt	$65.9	$117.5	$99.6
Senior Debt	19.7	15.7	15.4
Distressed Debt	—	30.1	34.5
Secondary Transactions	19.6	21.4	21.2
Leveraged Buyout	—	0.6	4.2
Growth Equity	—	5.3	5.4
Other	—	7.2	6.7
Total Equity Method Limited Liability Investments	105.2	197.8	187.0
Reported as Other Equity Interests at Fair Value:
Mezzanine Debt	93.0	117.9	111.7
Senior Debt	24.0	37.6	34.3
Distressed Debt	2.7	12.9	14.5
Secondary Transactions	10.3	6.4	6.7
Hedge Funds	—	6.4	14.7
Leveraged Buyout	2.7	4.6	4.2
Other	6.1	6.2	5.9
Total Reported as Other Equity Interests at Fair Value	138.8	192.0	192.0
Reported as Other Equity Interests at Modified Cost:
Mezzanine Debt	—	1.5	1.5
Other	—	17.0	22.1
Total Reported as Other Equity Interests at Modified Cost	—	18.5	23.6
Total Investments in Limited Liability Companies and Limited Partnerships	$244.0	$408.3	$402.6

Kemper Corporation
Definitions of Non-GAAP Financial Measures
The Company believes that investors’ understanding of Kemper’s performance is enhanced by the disclosure of the following non-GAAP financial measures. The methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share, excluding the after-tax impact of net unrealized gains on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.
Book Value Per Share Excluding Goodwill is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the recorded Goodwill asset by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. Book Value Per Share Excluding Goodwill, also referred to as Tangible Book Value Per Share, is a common measure used by analysts and investors to compare similar companies.
Adjusted Consolidated Net Operating Income (Loss) is an after-tax, non-GAAP financial measure and is computed by excluding from Income (Loss) from Continuing Operations the after-tax impact of:
1) Net Realized Gains on Sales of Investments;
2) Net Impairment Losses Recognized in Earnings related to investments;
3) Income (Loss) from Change in Fair Value of Equity and Convertible Securities;
4) Acquisition Related Transaction, Integration and Other Costs;
5) Loss from Early Extinguishment of Debt; and
6) Significant non-recurring or infrequent items that may not be indicative of ongoing operations.
Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is Income (Loss) from Continuing Operations.
The Company believes that Adjusted Consolidated Net Operating Income (Loss) provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Net Realized Gains on Sales of Investments, Net Impairment Losses Recognized in Earnings related to investments, and Income (Loss) from Change in Fair Value of Equity and Convertible Securities included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the Company’s investments, the timing of which is unrelated to the insurance underwriting process. Acquisition Related Transaction, Integration and Other Costs may vary significantly between periods and are generally driven by the timing of acquisitions and business decisions which are unrelated to the insurance underwriting process. Loss from Early Extinguishment of Debt is driven by the Company’s financing and refinancing decisions and capital needs, as well as, external economic developments such as debt market conditions, the timing of which is unrelated to the insurance underwriting process. Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends.

Kemper Corporation
Definitions of Non-GAAP Financial Measures (continued)
A reconciliation of Income from Continuing Operations to Adjusted Consolidated Net Operating Income is presented below:

	Three Months Ended
Dollars in Millions (Unaudited)	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Income from Continuing Operations	$155.3	$5.0	$92.3	$37.5	$53.6
Less Net Income (Loss) From:
Change in Fair Value of Equity and Convertible Securities	50.9	(60.4)	8.7	0.3	0.6
Net Realized Gains on Sales of Investments	12.7	13.0	2.8	3.0	2.1
Net Impairment Losses Recognized in Earnings	(2.8)	(1.8)	(1.4)	—	(0.4)
Acquisition Related Transaction and Integration Costs	(4.4)	(5.7)	(22.3)	(2.3)	(6.2)
Adjusted Consolidated Net Operating Income	$98.9	$59.9	$104.5	$36.5	$57.5

Adjusted Consolidated Net Operating Income Per Unrestricted Share is a non-GAAP financial measure. It is computed by dividing Adjusted Consolidated Net Operating Income by the weighted average unrestricted shares outstanding. The most directly comparable GAAP financial measure is Income from Continuing Operations Per Unrestricted Share‐basic. A reconciliation of Income from Continuing Operations Per Unrestricted Share-basic to Adjusted Consolidated Net Operating Income Per Unrestricted Share-basic is presented below:

	Three Months Ended
(Unaudited)	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Income from Continuing Operations Per Unrestricted Share	$2.38	$0.08	$1.42	$0.73	$1.03
Less Net Income (Loss) Per Unrestricted Share From:
Change in Fair Value of Equity and Convertible Securities	0.78	(0.93)	0.13	0.01	0.01
Net Realized Gains on Sales of Investments	0.19	0.20	0.04	0.06	0.04
Net Impairment Losses Recognized in Earnings	(0.04)	(0.02)	(0.02)	—	(0.01)
Acquisition Related Transaction and Integration Costs	(0.07)	(0.09)	(0.34)	(0.04)	(0.12)
Adjusted Consolidated Net Operating Income Per Unrestricted Share	$1.52	$0.92	$1.61	$0.70	$1.11

Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Insurance Expense Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding total incurred losses and LAE, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the Insurance Expense Ratio. The Company believes the underlying combined ratio is useful to investors and is used by management to reveal the trends in the Company’s property and casualty insurance businesses that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses cause loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior-year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of our insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.

Kemper Corporation
As Adjusted for Acquisition Non-GAAP Financial Measure

As Adjusted for Acquisition amounts are non-GAAP financial measures. For the periods subsequent to acquisition, the three months ended March 31, 2019, December 31, 2018 and September 30, 2018, the as adjusted amounts are computed by subtracting the impact of purchase accounting adjustments from the comparable consolidated GAAP financial measure reported by Kemper. For the periods prior to the acquisition, the three months ended June 30, 2018 and March 31, 2018, as adjusted amounts are computed by adding the historical results of Infinity to the comparable consolidated GAAP financial measure reported by Kemper. The Company believes computing and presenting results on an adjusted basis are useful to investors and are used by management to provide meaningful and comparable year-over-year comparisons.

Kemper Corporation
As Adjusted for Acquisition - Consolidated Financial Highlights
(Dollars in Millions)
(Unaudited)

	Three Months Ended
	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Earned Premiums
Kemper - GAAP As Reported	$1,074.8	$1,063.6	$1,052.9	$658.1	$609.8
Infinity - Prior to Acquisition	—	—	—	374.3	354.0
As Adjusted[1]	$1,074.8	$1,063.6	$1,052.9	$1,032.4	$963.8

Adjusted Consolidated Net Operating Income (Loss)
Kemper	$98.9	$59.9	$104.5	$36.5	$57.5
Infinity - Prior to Acquisition	—	—	—	29.5	23.8
Less: Impact of Purchase Accounting	2.1	(20.5)	(39.5)	—	—
As Adjusted[1]	$96.8	$80.4	$144.0	$66.0	$81.3

1 As Adjusted is a non-GAAP financial measure, which is computed by excluding the impact of purchase accounting and including the historical results of Legacy Kemper and Legacy Infinity in periods prior to the acquisition date of July 2, 2018.

Kemper Corporation
Selected Financial Information
As Adjusted for Acquisition - Specialty Property & Casualty Insurance Segment
(Dollars in Millions)
(Unaudited)

	Three Months Ended
	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Earned Premiums
Kemper Specialty P&C - GAAP As Reported	$729.3	$717.8	$711.2	$320.0	$278.4
Infinity - Prior to Acquisition	—	—	—	374.3	354.0
As Adjusted[1]	$729.3	$717.8	$711.2	$694.3	$632.4

Current Year Non-CAT Losses and LAE
Kemper Specialty P&C - GAAP As Reported	$544.3	$530.3	$527.6	$247.2	$212.3
Infinity - Prior to Acquisition	—	—	—	277.4	273.3
Less: Impact of Purchase Accounting
Amortization of Fair Value Adjustment to Infinity's Unpaid Loss and LAE	1.5	1.9	2.5	—	—
As Adjusted[1]	$542.8	$528.4	$525.1	$524.6	$485.6

Insurance Expenses
Kemper Specialty P&C - GAAP As Reported	$124.8	$148.0	$176.8	$49.0	$47.9
Infinity - Prior to Acquisition	—	—	—	68.1	65.4
Less: Impact of Purchase Accounting
Amortization of Value of Business Acquired ("VOBA")	1.5	42.0	97.3	—	—
Amortization of Estimated Legacy Infinity Deferred Policy Acquisition Costs ("DPAC")	(12.1)	(24.2)	(56.2)	—	—
Amortization of VOBA, Net of Legacy Infinity DPAC	(10.6)	17.8	41.1	—	—
Amortization of Finite Life Intangible Assets Acquired	3.3	3.3	3.3	—	—
Other	3.4	3.4	3.4	—	—
Total Purchase Accounting Adjustments	(3.9)	24.5	47.8	—	—

As Adjusted[1]	$128.7	$123.5	$129.0	$117.1	$113.3

Underlying Combined Ratio[1]
Kemper Specialty P&C Segment	91.7%	94.5%	99.1%	92.5%	93.4%
As Adjusted[1]	92.1%	90.8%	92.0%	92.4%	94.7%

1 As Adjusted is a non-GAAP financial measure, which is computed by excluding the impact of purchase accounting in 2018 and including the historical results of Legacy Kemper and Legacy Infinity in periods prior to the acquisition date of July 2, 2018.

Kemper Corporation
Selected Financial Information
As Adjusted for Acquisition - Specialty Personal Automobile Insurance
(Dollars in Millions)
(Unaudited)

	Three Months Ended
	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Earned Premiums
Kemper Specialty Personal Automobile Insurance - GAAP As Reported	$669.6	$660.5	$655.3	$307.5	$266.2
Infinity - Prior to Acquisition	—	—	—	332.6	314.2
As Adjusted[1]	$669.6	$660.5	$655.3	$640.1	$580.4

Current Year Non-CAT Losses and LAE
Kemper Specialty Personal Automobile Insurance	$498.8	$492.0	$485.6	237.8	$202.8
Infinity - Prior to Acquisition	—	—	—	244.5	242.3
Less: Impact of Purchase Accounting
Amortization of Fair Value Adjustment to Infinity's Unpaid Loss and LAE	1.3	1.5	2.0	—	—
As Adjusted[1]	497.5	490.5	483.6	482.3	445.1

Insurance Expenses
Kemper Specialty Personal Automobile Insurance - GAAP As Reported	$114.7	$132.5	$160.8	$46.7	$45.2
Infinity - Prior to Acquisition	—	—	—	60.8	58.5
Less: Impact of Purchase Accounting
Amortization of Value of Business Acquired ("VOBA")	1.3	37.7	87.8	—	—
Amortization of Estimated Legacy Infinity Deferred Policy Acquisition Costs ("DPAC")	(9.8)	(21.9)	(48.7)	—	—
Amortization of VOBA, Net of Legacy Infinity DPAC	(8.5)	15.8	39.1	—	—
Amortization of Finite Life Intangible Assets Acquired	3.0	3.0	3.0	—	—
Other	3.0	3.0	3.0	—	—
Total Purchase Accounting Adjustments	(2.5)	21.8	45.1	—	—

As Adjusted[1]	$117.2	$110.7	$115.7	$107.5	$103.7

Underlying Combined Ratio[1]
Kemper Specialty Personal Automobile Insurance	91.6%	94.6%	98.6%	92.5%	93.2%
As Adjusted[1]	91.8%	91.0%	91.5%	92.1%	94.6%

1 As Adjusted is a non-GAAP financial measure, which is computed by excluding the impact of purchase accounting in 2018 and including the historical results of Legacy Kemper and Legacy Infinity in periods prior to the acquisition date of July 2, 2018. See page 35.